Supplement dated June 28, 2023
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Small Cap Growth Fund	1/1/2023
The Board of Trustees of Columbia Funds Series Trust I (the Trust) has approved the re-opening of Columbia Small Cap Growth Fund (the Fund), a series of the Trust, on or about July 31, 2023 (the Effective Date). In connection with this action, on the Effective Date, the first paragraph under the Purchase and Sale of Fund Shares section is hereby removed from the Fund's prospectus and summary prospectus.
Shareholders should retain this Supplement for future reference.
SUP226_08_013_(06/23)